Accumulated Other Comprehensive Income (Loss) - Reclassifications Out of Accumulated Other Comprehensive Income (Loss) (Parenthetical) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Equity [Abstract]
Foreign currency translation adjustment tax	$ (5,605)	$ (3,650)	$ 11,176
Reclassification of cash flow hedges into earnings tax	1,349	2,626	(3,180)
Unrealized gain on cash flow hedges tax	$ (2,444)	$ (4,434)	$ (4,450)